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                                                                    EXHIBIT 10.3

                                 THIRD AMENDMENT
                            DATED AS OF JUNE 28, 2002
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

      THIS THIRD AMENDMENT (the "Amendment"), dated as of June 28, 2002 is entered into among Ametek, Inc. ("Ametek"), Rotron Incorporated ("Rotron") (each of Ametek and Rotron being referred to individually, as an "Originator" and collectively, as the "Originators"), Ametek Receivables Corp. (the "Company") and Advanced Measurement Technology, Inc. ("Advanced"), Patriot Sensors and Controls Corporation ("Patriot") and EDAX Inc. ("EDAX").


                                   WITNESSETH:

      WHEREAS, the Originators and the Company have heretofore executed and delivered a Receivables Purchase Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), and

      WHEREAS, the parties hereto desire to add Advanced, Patriot and EDAX as Originators under the Purchase Agreement effective as of June 28, 2002 (the "Effective Date").

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement shall be and is hereby amended as follows:

      Section 1. (a) From and after the Effective Date, the defined term "Originator" shall be amended to include Advanced, Patriot and EDAX (collectively, the "New Originators"). In addition, from and after the Effective Date Advanced, Patriot and EDAX agree to be bound by all of the terms and conditions applicable to an Originator contained in the Purchase Agreement and other Transaction Documents. Subject to the terms and conditions of the Purchase Agreement, each New Originator hereby sells to the Company, and the Company hereby acquires from such New Originator, all of such New Originator's right, title and interest in the Purchased Receivables of such New Originator, the Related Security and related Collections. Each New Originator intends such sale to be a true sale of all rights and interest of such New Originator in the Receivables of such New Originator in existence on the Initial Purchase Date and of each Receivable thereafter generated by such New Originator as it is created until the Originator Termination Date for such New Originator.

      (b) In connection with the execution of this Amendment, Advanced, Patriot and EDAX agree to deliver each of the documents set forth in Section 7.1 of the Receivables Sale Agreement, to the extent that such documents are applicable.
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      Section 2. This Amendment shall become effective on the date the Agent has received counterparts hereof executed by each Originator and the Company.

      Section 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 4. Except as specifically provided above, the Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. All defined terms used herein and not defined herein shall have the same meaning herein as in the Transaction Documents. The Company agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and the Originators in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.









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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                       AMETEK, INC.


                                       By: Deirdre D. Saunders
                                          -----------------------
                                       Title: VP & Treasurer


                                       ROTRON INCORPORATED


                                       By: Deirdre D. Saunders
                                          -----------------------
                                       Title: Treasurer


                                       ADVANCED MEASUREMENT TECHNOLOGY, INC


                                       By: Deirdre D. Saunders
                                          -----------------------
                                       Title: Treasurer


                                       PATRIOT SENSORS AND CONTROLS CORPORATION


                                       By: Deirdre D. Saunders
                                          -----------------------
                                       Title: Treasurer


                                       EDAX INC.


                                       By: Elvin J. Stoltzfus
                                          -----------------------
                                       Title: Treasurer


                                       AMETEK RECEIVABLES CORP.


                                       By: Deirdre D. Saunders
                                          -----------------------
                                       Title: Treasurer



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